UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 19, 2008

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation (the “Company”) hereby furnishes a press release, issued on February 20, 2008, disclosing material non-public information regarding its results of operations for the year and quarter ended December 31, 2007 and hereby furnishes statements of its Chief Executive Officer and Chief Financial Officer made on February 20, 2008 at a telephone conference relating to the year and quarter ended December 31, 2007 results.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Establishment of 2008 Incentive Plan

On February 18 2008, the Compensation Committee approved and on February 19, 2008, the Board of Directors of the Company ratified the establishment of the Company’s cash incentive compensation program for 2008 (the “2008 Incentive Plan”) for the Company’s current executive officers. The current executive officers are the Company’s Chief Executive Officer, Bernard P. Aldrich; the Company’s Chief Financial Officer, Robert M. Wolf; the Company’s Executive Vice President of Sales and Marketing, Manual M. Almeida; and the Company’s Vice President Planning and Organization Development, Pamela V. Lampert. While David J. Suden was a executive officer in fiscal year 2007, and a Named Executive Officer with respect to that year, he ceased serving in that capacity as of December 31, 2007 and is not eligible to participate in the 2008 Incentive Plan.

Under the 2008 Incentive Plan, the Compensation Committee determined minimum, target and maximum goals relating to sales and operating income in the form of a matrix comprised of incrementally increasing percentages of sales growth over the prior fiscal year and incrementally increasing percentages of operating income as a percentage of sales. No bonus amounts will be earned by any executive officer in the event the minimum goals are not achieved and no amounts will be paid out under the 2008 Incentive Plan unless the minimum sales goal is met. The Compensation Committee also approved the cash bonuses that executive officers may earn under the 2008 Incentive Plan based upon percentages of their respective salaries. The following table shows the bonus amounts as a percentage of salary that will be earned by the executive officers under the 2008 Incentive Plan upon the Company’s achievement of the minimum, target and maximum goals relating to sales and operating income.

Executive Officer and Title	Bonus Payout Under 2008 Incentive Plan As a Percentage of 2008 Base Salary
	Minimum Goals Achieved	Target Goals Achieved	Maximum Goals Achieved
Bernard P. Aldrich Chief Executive Officer	30%	60%	120%
Manuel M. Almeida Senior Vice President of Sales and Marketing	25%	50%	100%
Robert M. Wolf Chief Financial Officer	25%	50%	100%
Pamela V. Lampert Vice President Planning and Organization Development	20%	40%	80%

2008 Base Salaries for Executive Officers

On February 18, 2008, the Compensation Committee approved, and on February 19, 2008, the Board of  Directors ratified, base salaries for 2008 for the current executive officers as follows:

Name of Executive Officer	2008 Annual Base Salary
Bernard P. Aldrich	$354,000
Manuel M. Almeida	$265,000
Robert M. Wolf	$210,000
Pamela V. Lampert	$167,000

2007 Incentive Plan Payout

On February 18, 2008, the Compensation Committee approved, and on February 19, 2008, the Board of Directors ratified, cash bonuses under the Company’s 2007 cash incentive compensation program for executive officers (the “2007 Incentive Plan”). The following table summarizes the payouts under the 2007 Incentive Plan t o the Company’s current executive officers:

Name of Executive Officer	2007 Incentive Plan Award Amount
Bernard P. Aldrich	$177,480
Manuel M. Almeida	$115,275
Robert M. Wolf	$82,650
Pamela V. Lampert	$55,680

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on February 20, 2008.
99.2	Statements of Bernard P. Aldrich, Chief Executive Officer, and Robert M. Wolf, Chief Financial Officer, at a telephone conference held on February 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION
By:	/s/ Robert M. Wolf
Robert M. Wolf Chief Financial Officer

Date:   February 20, 2008